                                                                 EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 33-15777, 33-33966, 33-61286, 33-90490, and 333-7519.


/s/Arthur Andersen LLP

Grand Rapids, Michigan
July 29, 1998